Guardian Investor II℠ Variable Annuity Application

An individual flexible premium deferred variable annuity

GUARDIAN®

The Guardian Insurance & Annuity Company, Inc. (GIAC), Domiciled in Delaware
Customer Service Office: 3900 Burgess Place, 3 South, Bethlehem, PA 18017

1. SHARE TYPE

Choose one: ☐ B Series ☐ L Series

2. CONTRACT TYPE

☐ Non-Qualified (NQ) ☐ Traditional IRA ☐ Roth IRA ☐ Roth Conversion IRA ☐ Custodial IRA ☐ SEP IRA

☐ Inherited Traditional IRA* ☐ Inherited Roth IRA* ☐ 401(k) ☐ SIMPLE IRA** ☐ 401(a) ____________________ (Indicate type of qualified plan)

* Complete Inherited IRA Supplement - GLWB not available ** Complete SIMPLE IRA Summary Agreement

3. PREMIUM PAYMENT INSTRUCTIONS

Initial Premium Payment: $____________. (Minimum of $5,000 for Non-Qualified Contracts/ $2,000 for Qualified Contracts.)

Payment Method: ☐ Check (payable to GIAC) ☐ Wire* ☐ 1035 Exchange ☐ Rollover ☐ Direct Transfer ☐ CD/Mutual Fund Transfer

* See last page for wiring instructions

4. ACCOUNT REGISTRATION

Owner Check One: ☐ **Male** ☐ **Female** ☐ **Trust*** ☐ **Custodian** ☐ **QP Defined Contribution**** (Fill in Name as: "Trustee(s) for ____________")

*Complete Non-Qualified Trust Certification form ** Complete Qualified Defined Contribution Plan Certification form

Name	SS# or Tax ID#	Date of Birth (mm/dd/yyyy)	
Primary Residential Address (No P.O. Box)	City	State	Zip
Mailing Address (Required if different from primary residential address)	City	State	Zip
E-mail		Daytime Telephone	

Joint Owner (If any - not available for Qualified Contracts) Check One: ☐ **Male** ☐ **Female**

Name	SS# or Tax ID#	Date of Birth (mm/dd/yyyy)	
Primary Residential Address (No P.O. Box)	City	State	Zip
Relationship to Owner (Check One) ☐ Spouse ☐ Other______	E-mail	Daytime Telephone	

Annuitant (Complete only if different from **Owner**, above) Check One: ☐ **Male** ☐ **Female**

Name	SS# or Tax ID#	Date of Birth (mm/dd/yyyy)	
Primary Residential Address (No P.O. Box)	City	State	Zip
Relationship to Owner (Check One) ☐ Spouse ☐ Other______	E-mail	Daytime Telephone	

The latest Annuity Commencement Date will be on the contract date anniversary following the Annuitant's 100th birthday.

5. BENEFICIARY (If Spousal GLWB is elected in Section 6, the Spouse must be the sole primary beneficiary)

Allocation to primary and contingent beneficiaries must each add up to 100%. If contract is jointly owned, any surviving owner supersedes any and all Beneficiary(ies).

				Mandatory if Spousal GLWB is Elected	
Primary Beneficiary Name/Address		Relationship to Owner	Whole %	SS# or Tax ID#	Date of Birth
[redacted]					
☐ **Primary or** ☐ **Contingent**				SS# or Tax ID#	Date of Birth
☐ **Primary or** ☐ **Contingent**	**Name/Address**	Relationship to Owner	Whole %	SS# or Tax ID#	Date of Birth
☐ **Primary or** ☐ **Contingent**	**Name/Address**	Relationship to Owner	Whole %	SS# or Tax ID#	Date of Birth

☐ I am attaching a Beneficiary Addendum form listing beneficiaries in addition to those listed above.

ICC12 EB-016238 page 1 0612

6. LIVING BENEFIT RIDER (OPTIONAL)

Guaranteed Lifetime Withdrawal Benefit (GLWB) - If you choose this option, skip Sections 8 and 9. Minimum premium: $5,000.

Choose One Option:

Single (must be age 45-80)	**Spousal* (both Spouses must be age 45-80)**
☐ **Single** Guardian Target 250℠	☐ **Spousal** Guardian Target 250℠
☐ **Single** Guardian Target 200℠	☐ **Spousal** Guardian Target 200℠
☐ **Single** Guardian Target Future℠	☐ **Spousal** Guardian Target Future℠
☐ **Single** Guardian Target Now℠	☐ **Spousal** Guardian Target Now℠

Note: For Guardian Target 200 and Guardian Target 250, any withdrawals, including Required Minimum Distributions, prior to the 10th and/or 15th anniversaries, as applicable, will void the 200% and/or 250% cumulative guarantees provided by the rider.

* For Custodial IRA, complete Spousal GLWB Custodial IRA Disclosure form

Optional Fixed Dollar Cost Averaging (DCA) Program

Checkbox to elect a Fixed DCA Program:

☐ 100% allocated to 3 month Fixed DCA Program

Note: All premium payments received while the DCA Program is in effect will be initially allocated to the Fixed DCA Account. Additional premium payments received after the Issue Date will not extend the duration of the Program. DCA Program transfers will be allocated to the allocation model in effect at the time of the transfer. Premium payments received after the Program ends will be invested into the allocation model in effect when the premium payment is received. Changes to the current allocation while the Program is in effect terminate the Program and all amounts in the Fixed DCA Account will automatically be invested. See the prospectus for additional information on the terms of the Fixed DCA Program.

GLWB Investment Allocation Instructions

Choose only one:

☐ 100% Conservative (40% Equity/ 60% Fixed Income)
☐ 100% Moderate (60% Equity/ 40% Fixed Income)
☐ 100% Aggressive (80% Equity/ 20% Fixed Income)
☐ 100% Growth (70% Equity/ 30% Fixed Income)

7. DEATH BENEFITS (OPTIONAL)

If you have elected GLWB and wish to elect an optional death benefit under the GLWB rider, choose one option below:

☐ GLWB Step-Up Death Benefit
☐ GLWB Return of Premium Death Benefit (RPDB)*

***Note:** RPDB is **NOT** available with Guardian Target Now℠. RPDB issue ages: Qualified 45-65; Non-Qualified 45-80.

If you have NOT elected GLWB and wish to elect an optional death benefit rider(s), you may choose one or both options below:

☐ Highest Anniversary Value Death Benefit (must be age 75 or younger)
☐ Earnings Benefit (must be age 75 or younger)

8. INVESTMENT ALLOCATION INSTRUCTIONS (Skip this section if you elected GLWB in Section 6)

Initial and Future Payment Allocation for Contracts WITHOUT Guaranteed Lifetime Withdrawal Benefit (GLWB)

You may allocate your premium to a maximum of 25 allocation options. Whole percentages only; no fractions.

FIXED-RATE OPTION
_____% Fixed-Rate Option **(25% Maximum)**

ALLIANCEBERNSTEIN
_____% AllianceBernstein VPS Dynamic Asset Allocation Portfolio

AMERICAN CENTURY
_____% American Century VP Mid Cap Value Fund

BLACKROCK
_____% BlackRock Capital Appreciation V.I. Fund
_____% BlackRock Global Allocation V.I. Fund
_____% BlackRock Large Cap Core V.I. Fund

COLUMBIA
_____% Columbia Variable Portfolio Small Cap Value Fund

DREYFUS
_____% Dreyfus Variable Investment Fund, Appreciation Portfolio

FIDELITY
_____% Fidelity VIP Contrafund® Portfolio

FRANKLIN TEMPLETON
_____% Franklin U.S. Government Fund
_____% Templeton Foreign Securities Fund
_____% Templeton Global Bond Securities Fund

INVESCO
_____% Invesco V.I. Core Equity Fund
_____% Invesco V.I. International Growth Fund
_____% Invesco V.I. Mid Cap Core Equity Fund
_____% Invesco V.I. Small Cap Equity Fund
_____% Invesco Van Kampen V.I. American Value Fund*
_____% Invesco Van Kampen V.I. Comstock Fund

IVY
_____% Ivy Funds VIP Mid Cap Growth Fund

MFS
_____% MFS® New Discovery Series
_____% MFS® Research Bond Series
_____% MFS® Technology Portfolio
_____% MFS® Utilities Series

OPPENHEIMER
_____% Oppenheimer Main Street Small- & MidCap Fund/VA
_____% Oppenheimer Global Strategic Income Fund/VA

PIMCO
_____% PIMCO Total Return Portfolio

PIONEER
_____% Pioneer Equity Income VCT Portfolio

PUTNAM
_____% Putnam VT Equity Income Fund

RS INVESTMENTS
_____% RS Large Cap Alpha VIP Series
_____% RS Emerging Markets VIP Series
_____% RS High Yield VIP Series
_____% RS International Growth VIP Series
_____% RS Investment Quality Bond VIP Series
_____% RS Low Duration Bond VIP Series
_____% RS Money Market VIP Series
_____% RS S&P 500 Index VIP Series
_____**% TOTAL (must equal 100%)**

* Prior to July 15, 2012 the fund is known as Invesco Van Kampen Mid Cap Value Fund

ICC12 EB-016238 page 2 0612

% Fidelity VIP Contrafund® Portfolio

FRANKLIN TEMPLETON

% Franklin U.S. Government Fund

% Templeton Foreign Securities Fund

% Templeton Global Bond Securities Fund

INVESCO

% Invesco V.I. Core Equity Fund

% Invesco V.I. International Growth Fund

% Invesco V.I. Mid Cap Core Equity Fund

% Invesco V.I. Small Cap Equity Fund

% Invesco Van Kampen V.I. American Value Fund*

% Invesco Van Kampen V.I. Comstock Fund

IVY

% Ivy Funds VIP Mid Cap Growth Fund

MFS

% MFS® New Discovery Series

% MFS® Research Bond Series

% MFS® Technology Portfolio

% MFS® Utilities Series

OPPENHEIMER

% Oppenheimer Main Street Small- & Mid-Cap Fund/VA

% Oppenheimer Global Strategic Income Fund/VA

PIMCO

% PIMCO Total Return Portfolio

PIONEER

% Pioneer Equity Income VCT Portfolio

PUTNAM

% Putnam VT Equity Income Fund

RS INVESTMENTS

% RS Large Cap Alpha VIP Series

% RS Emerging Markets VIP Series

% RS High Yield VIP Series

% RS International Growth VIP Series

% RS Investment Quality Bond VIP Series

% RS Low Duration Bond VIP Series

% RS Money Market VIP Series

% RS S&P 500 Index VIP Series

% TOTAL (must equal 100%)

* Prior to July 15, 2012 the fund is known as Invesco Van Kampen Mid Cap Value Fund

9 . D O L L A R C O S T AV E R A G I N G E L E C T I O N ( D C A ) ( O P T I O N A L ) (Skip this section if you elected GLWB in Section 6)

If you elect a DCA program, transfers will be allocated as indicated in Section 8, above. Note: You cannot select the Fixed-Rate Option as a destination allocation option above if you elect a Dollar Cost Averaging program. Also, you cannot select the RS Money Market VIP Series as a destination allocation option above if you elect Standard Dollar Cost Averaging. You can only invest in a maximum of 25 allocation options at one time (this includes the required RS Money Market VIP Series if Standard Dollar Cost Averaging is elected). See the prospectus for additional information on DCA programs. Note: The duration of this program may not continue beyond the Annuity Commencement Date.

Choose One:

Fixed Dollar Cost Averaging*

? 100% allocated to 3 month

Fixed DCA Program

*Note: All premium payments received while the DCA Program is in effect will be allocated to the Fixed DCA Account.

Additional premium payments received after the Issue Date will not extend the duration of the Program. DCA Program transfers will be allocated to the investment allocation in effect at the time of the transfer. Premium payments received after the Program ends will be invested into the investment allocation in effect when the premium payment is received.

Changes to the current allocation while the Program is in effect terminate the Program and all amounts in the Fixed DCA Account will automatically be invested. See the prospectus for additional information on the terms of the Fixed DCA Program.

Standard Dollar Cost Averaging from RS Money Market VIP Series

100% allocated to: ? 12 month Standard DCA Program ? 24 month Standard DCA Program ? 36 month Standard DCA Program

1 0 . O W N E R T R A N S F E R A U T H O R I Z AT I O N ( O P T I O N A L )

If you do not complete this section you must submit transfers/changes in writing and will not be able to make transfers/changes via telephone or in other formats acceptable to GIAC. In order to authorize such instructions, you must select a Personal Identification Number (PIN) and check the box below.

Note: Your Registered Representative cannot use this PIN to make transfers /changes to your account.

Select any alpha/numeric sequence as your PIN:

(5 character limit)

Keep a record of your PIN in a safe place for future reference.

? By selecting a PIN, I authorize GIAC to accept instructions for transfers/changes among allocation options, for changes in future payment allocations, and for address changes.

If you have elected the Guaranteed Lifetime Withdrawal Benefit, you may only make transfers from one allocation model to another; you are allowed one such transfer per quarter.

1 1 . R E G I S T E R E D R E P R E S E N TAT I V E T R A N S F E R A U T H O R I Z AT I O N ( O P T I O N A L )

? YES I authorize GIAC to act upon instructions given in a format acceptable to GIAC from the Agent/Registered Representative who has signed Section 17 of this application (the “Representative”) or any Agent/Registered Representative from the Broker/Dealer of record on the account(s) as set forth in Section

17 who can furnish proper identification to: (i) transfer accumulation value among allocation options, (ii) make changes in future payment allocations, (iii) make GLWB model-to-model allocation changes, (iv) terminate portfolio rebalancing, or (v) provide or clarify certain missing or unclear information on this application. GIAC will use reasonable procedures to confirm that instructions were communicated only by an authorized person and, so long as these procedures are followed, GIAC and its affiliates, their directors, trustees, officers, employees, representatives and/or agents shall not be liable for losses arising from acting upon such instructions including losses arising from the failure of any Registered Representatives to obtain my specific authorization.

GIAC will continue to act upon this authorization until the earlier of such time as (i) I revoke this authorization by written notification to GIAC or (ii) the

Representative is no longer the agent of record on the contract(s) being applied for. GIAC reserves the right to terminate this program at any time.

I understand this authorization is not an investment advisory service or program. Any instruction communicated to GIAC by any Registered

Representative will be an instruction I have specifically authorized.

1 2 . S TAT E M E N T O F A D D I T I O N A L I N F O R M AT I O N ( O P T I O N A L )

? Please send me a copy of the Statement of Additional Information to the prospectus.

1 3 . R E P L A C E M E N T I N F O R M AT I O N ( R E Q U I R E D )

I M P O R T A N T —T H I S S E C T I O N M U S T B E C O M P L E T E D I N F U L L

Do you have an existing life insurance policy or annuity contract? ? Yes ? No

Note: If you answer “Yes” to this question, certain states require you to complete and submit an Important Notice form with the application for each contract being applied for under this application

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? ? Yes ? No

Note: If you answer “Yes” to this question, complete any replacement forms required by the applicable state. Also, provide the information below on all contracts or policies to be replaced (attach a separate sheet if necessary).

1 4 . A D D I T I O N A L C O N T R A C T ( S ) W I T H G LW B ( O P T I O N A L )

Complete this section to purchase multiple contracts, each with a different GLWB option. Multiple contracts will be issued using the same information provided in the Contract Type, Account Registration, Owner Transfer Authorization and Registered Representative Transfer Authorization Sections of this application.

14a CONTRACT 2—To purchase a second contract

Choose one: ? B Series ? L Series

PREMIUM PAYMENT INSTRUCTIONS (Minimum $5,000)

Initial Premium Payment: $

Payment Method: ? Check ? Wire* ? 1035 Exchange

? Rollover ? Direct Transfer ? CD/Mutual Fund Transfer

*See last page for wiring instructions

BENEFICIARY (For Spousal GLWB, spouse must be sole primary beneficiary)

Choose One:

? Beneficiary information is identical to Section 5 of the application.

? I am attaching a Beneficiary Addendum form for this contract.

If contract is jointly owned, any surviving owner supersedes any and all

Beneficiary(ies).

LIVING BENEFIT RIDER (MANDATORY) Guaranteed Lifetime Withdrawal Benefit (GLWB)

Choose One Option:

Single (ages 45-80) Spousal (both ages 45-80)

? Single Guardian Target 250SM ? Spousal Guardian Target 250SM

? Single Guardian Target 200SM ? Spousal Guardian Target 200SM

? Single Guardian Target FutureSM ? Spousal Guardian Target FutureSM

? Single Guardian Target NowSM ? Spousal Guardian Target NowSM

Optional Fixed Dollar Cost Averaging (DCA) Program

Check box to elect a Fixed DCA Program:

? 100% allocated to 3 month Fixed DCA Program

GLWB INVESTMENT ALLOCATION INSTRUCTIONS Choose Only One:

? 100% Conservative ? 100% Growth

(40% Equity/ 60% Fixed Income) (70% Equity/ 30% Fixed Income)

? 100% Moderate

(60% Equity/ 40% Fixed Income)

? 100% Aggressive

(80% Equity/ 20% Fixed Income)

DEATH BENEFITS (Optional ) Choose Only One:

? I elect the GLWB Step-Up Death Benefit

? I elect the GLWB Return of Premium Death Benefit (RPDB)*

*Note: RPDB is NOT available with Guardian Target Nowsm.

RPDB issue ages: Qualified 45-65; Non-Qualified 45-80.

14b CONTRACT 3—To purchase a third contract

Choose one: ? B Series ? L Series

PREMIUM PAYMENT INSTRUCTIONS (Minimum $5,000)

Initial Premium Payment: $

Payment Method: ? Check ? Wire* ? 1035 Exchange

? Rollover ? Direct Transfer ? CD/Mutual Fund Transfer

*See last page for wiring instructions

BENEFICIARY (For Spousal GLWB, spouse must be sole primary beneficiary)

Choose One:

? Beneficiary information is identical to Section 5 of the application.

? I am attaching a Beneficiary Addendum form for this contract.

If contract is jointly owned, any surviving owner supersedes any and all

Beneficiary(ies).

LIVING BENEFIT RIDER (MANDATORY) Guaranteed Lifetime Withdrawal Benefit (GLWB)

Choose One Option:

Single (ages 45-80) Spousal (both ages 45-80)

? Single Guardian Target 250SM ? Spousal Guardian Target 250SM

? Single Guardian Target 200SM ? Spousal Guardian Target 200SM

? Single Guardian Target FutureSM ? Spousal Guardian Target FutureSM

? Single Guardian Target NowSM ? Spousal Guardian Target NowSM

Optional Fixed Dollar Cost Averaging (DCA) Program

Check box to elect a Fixed DCA Program:

? 100% allocated to 3 month Fixed DCA Program

GLWB INVESTMENT ALLOCATION INSTRUCTIONS Choose Only One:

? 100% Conservative ? 100% Growth

(40% Equity/ 60% Fixed Income) (70% Equity/ 30% Fixed Income)

? 100% Moderate

(60% Equity/ 40% Fixed Income)

? 100% Aggressive

(80% Equity/ 20% Fixed Income)

DEATH BENEFITS (Optional ) Choose Only One:

? I elect the GLWB Step-Up Death Benefit

? I elect the GLWB Return of Premium Death Benefit (RPDB)*

*Note: RPDB is NOT available with Guardian Target Nowsm.

RPDB issue ages: Qualified 45-65; Non-Qualified 45-80.

REPLACEMENT INFORMATION

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? ? Yes ? No

If you answer “Yes,” complete any required replacement forms. Also, provide the information below on all contracts or policies to be replaced.

Current Financial Institution Owner Name Contract/Policy # Current Financial Institution Owner Name Contract/Policy #

(Attach a separate sheet, if necessary.)

REPLACEMENT INFORMATION

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? ? Yes ? No

If you answer “Yes,” complete any required replacement forms. Also, provide the information below on all contracts or policies to be replaced.

Current Financial Institution Owner Name Contract/Policy # Current Financial Institution Owner Name Contract/Policy #

(Attach a separate sheet, if necessary.)

1 5 . C O N T R A C T S TAT E(Required if signing this application in a state other than your state of primary residence)

The contract state is your state of primary residence (Owner’s primary residential address from Section 4) unless you sign the application in a different state. If you are signing this application in a state other than your state of primary residence, check one box below:

? I have a second residence in the state of signing. ? I work or regularly conduct business in the state of signing. If none of the above apply, the application must be signed in your state of primary residence.

Residents of Massachusetts: Your contract state is the state listed as the Owners primary residential address in Section 4, regardless of where the application is signed.

1 6 . S I G N AT U R E S ( R E Q U I R E D )

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Acknowledgements

As the applicant for this (these) annuity(ies), I represent the following: (1) To the best of my knowledge and belief, all statements in this application are complete and true and were correctly recorded; (2) I AM IN RECEIPT OF THE CURRENT PROSPECTUS FOR THIS ANNUITY CONTRACT; (3) I understand that the contract(s) applied for will not begin until the later of: (a) contract issue, or (b) GIAC’s receipt of the first contract premium; (4) I understand that GIAC has the unilateral right to determine if any contract can be issued and that only GIAC can waive or modify any terms of this application or any GIAC contract requirements; and (5) I understand that GIAC has the right to restrict the amount of a premium payment that can be allocated to the Fixed-Rate Option. I further understand that federal law requires all financial institutions to obtain and record information that identifies each person who applies for an annuity. To meet this requirement GIAC asks for my name, social security number, street address, date of birth and other information to verify my identity. Failure to provide this information could result in the annuity contract not being issued. Under penalties of perjury, I certify that I am not subject to backup withholding and my correct Social Security or Tax ID# is given above.

Accumulation values in the contract(s) being applied for that are based on variable investments may increase or decrease, and are not guaranteed as to a fixed dollar amount.

Signature of Owner / Authorized Person

X Signature of Joint Owner (if any)

X

Signed at City State Date

1 7 . A G E N T / R E G I S T E R E D R E P R E S E N TAT I V E S I G N AT U R E ( R E Q U I R E D )

If the Owner has elected Registered Representative Transfer Authorization, I certify that any instructions communicated to GIAC by any Registered

Representative from the Broker/Dealer of record on the account will be an instruction specifically authorized by the Owner.

Producer Certification: By my signature, I hereby certify that I have used only GIAC-approved sales material in connection with this sale and that copies of sales materials used were left with the applicant.

If more than one contract is being purchased in Section 14, you must answer the following question for each contract being purchased.

17. a CONTRACT 2 As Agent/Registered Representative, I certify witnessing the owner(s) signature(s) on this application and that the answer to the following question is true to the best of my knowledge and belief.

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? ? Yes ? No

17. b CONTRACT 3 As Agent/Registered Representative, I certify witnessing the owner(s) signature(s) on this application and that the answer to the following question is true to the best of my knowledge and belief.

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? ? Yes ? No

Print Name of Agent/Registered Representative Split

% Print Name of Broker/Dealer

Signature of Agent/Registered Representative

X Branch Office Street Address

E-mail Branch No./R.R. No. Branch Office Name City State Zip

State License # (FL Agents Only) Tel. Fax

Print Name of Co-Agent/Registered Representative (If any) Split

% E-mail Branch No./R.R. No. State License # (FL Agents Only)

• Include each Agent/Registered Representative’s full name and R.R. No. and % commission split (if applicable). We cannot process team codes.

• If no commission split is indicated, commission will be paid in equal % for all agents listed.

Agent / Registered Representative Use Only (select one for each contract being purchased):

CONTRACT 1 C ONTRACT 2 CONTRACT 3

? Option A

? Option B

? Option C—Not available for L Series ? ? ? Option A Option B

Option C—Not available for L Series ? Option A

? Option B

? Option C—Not available for L Series

Send completed application

Regular Mail: Express Mail:

and check (payable to The Guardian Insurance & Annuity Company, Inc. The Guardian Insurance & Annuity Company, Inc.

The Guardian Insurance & Retirement Solutions, Individual Products Retirement Solutions, Individual Products

Annuity Company, Inc.) to: P.O. Box 26210 3900 Burgess Place, 3 South

Lehigh Valley, PA 18002-6210 Bethlehem, PA 18017

Wiring Instructions:

If you selected “Wire” as the Payment Method in Section 3, use the information below for the transaction.

Receiving Bank: PNC Bank, 500 First Ave., Pittsburgh, PA 15219

PNC Bank ABA: 041 000 124

Beneficiary: The Guardian Insurance & Annuity Company, Inc.

Beneficiary Account Number: 4227616799

This space for GIAC use only

Does this applicant have an existing life insurance policy or annuity contract?

☐ Yes

☐ No

Is this annuity intended to replace all or part of any other annuity contract or life insurance policy?

☐ Yes

☐ No